A copy of certain  financial  information  of  Engineered  Wire  Products,  Inc.
("EWP") is presented below. Such financial information is limited solely for purposes of internal reporting within Keystone Consolidated Industries, Inc. The financial information is unaudited and does not purport to show the financial statements of EWP in accordance with accounting principles generally accepted in the United States ("GAAP"), and therefore excludes items required by GAAP, such as certain reclassifications, eliminations, accruals and disclosure items. Undue reliance should not be placed on this financial information. There can be no assurance that such financial information is complete.

                            ENGINEERED WIRE PRODUCTS
                             STATEMENT OF OPERATIONS
                       FOR THE PERIOD ENDED JULY 31, 2004

                               ($'s IN THOUSANDS)

                                                         Year to Date
     July 2004                                            July 2004
    ----------                                            ---------
       $6,380       SALES - OUTSIDE CUSTOMERS              $33,419
            0       SALES - INTERCOMPANY                         0
    ----------                                            ---------

        6,380        NET SALES                              33,419

        4,456       VARIABLE PRODUCTION COSTS               23,390
    ----------                                            ---------

        1,924       VARIABLE CONTRIBUTION                   10,029
    ----------                                            ---------

          136       MANUFACTURING FIXED COSTS                  961
           87       DEPRECIATION                               609
    ----------                                            ---------

          223        TOTAL FIXED COSTS                       1,570
    ----------                                            ---------

        1,701         GROSS PROFIT                           8,459
    ----------                                            ---------

          270       SELLING EXPENSE                          1,350
          279       ADMINISTRATIVE EXPENSE                   1,356
    ----------                                            ---------

          549        TOTAL SELLING & ADMIN.EXPENSE           2,706
    ----------                                            ---------

        1,152         OPERATING PROFIT                       5,753

            0       EARNINGS IN UNCONSOL. SUBSIDIARIES           0
            0       INTEREST INCOME                              0
           36       INTEREST EXPENSE                           223
            0       OTHER INCOME (EXPENSE)                       5
            0       GAIN ON SALE OF FIXED ASSETS                 0
    ----------                                            ---------

        1,116         INCOME BEFORE TAXES                    5,535

          441       INCOME TAXES                             2,186
    ----------                                            ---------

          675         INCOME FROM OPERATIONS                 3,349
            0       ACCOUNTING CHANGE                            0
            0       MINORITY INTEREST                            0
    ----------                                            ---------

         $675         NET INCOME                            $3,349
    ==========                                            =========

                            ENGINEERED WIRE PRODUCTS
                                  BALANCE SHEET
                                  July 31, 2004


CURRENT ASSETS:
  CASH                                                       $99
  MARKETABLE SECURITIES                                        0
  NOTES & ACCOUNT RECEIVABLE NET                           8,451
  INTERCOMPANY ACCOUNTS RECEIVABLE                             0

 INVENTORIES AT COST                                      14,169
   LESS LIFO RESERVE                                           0
                                                     ------------
 INVENTORIES AT LIFO                                      14,169
                                                     ------------

  PREPAID EXPENSES                                             2
  DEFERRED INCOME TAXES                                        0
  OTHER CURRENT ASSETS                                         0
                                                     ------------
   TOTAL CURRENT ASSETS                                   22,721
                                                     ------------

 PROPERTY PLANT & EQUIPMENT AT COST                       18,676
    LESS ACCUMULATED DEPRECIATION                         12,079
                                                     ------------
      NET PLANT, PROPERTY & EQUIPMENT                      6,597
                                                     ------------

  DEFERRED FINANCING EXPENSE                                   0
 DEFERRED INCOME TAXES                                         0
 PREPAID PENSION ASSET                                         0
 RESTRICTED INVESTMENTS                                        0
 GOODWILL                                                      0
  OTHER LONG TERM ASSETS                                       0
                                                     ------------

    TOTAL  ASSETS                                        $29,318
                                                     ============

LIABILITIES AND EQUITIES:
  REVOLVING LOAN FACILITY                                 $5,576
  NOTES PAYABLE & CURRENT L.T. DEBT                        1,381
  KCI LOAN ACCOUNT                                         1,800
  INTERCOMPANY ACCOUNTS PAYABLE                            1,987
  ACCOUNTS PAYABLE                                           505
  ACCRUED OPEB                                                 0
  ACCRUED PREFERRED STOCK DIVIDENDS                            0
  ACCRUED LIABILITIES                                      1,713
  ACCRUED PENSIONS                                           130
  INCOME TAXES PAYABLE                                       441
                                                     ------------
     TOTAL CURRENT LIABILITIES                            13,533
                                                     ------------

  LONG TERM DEBT                                           4,656
  ACCRUED OPEB                                                 0
  LONG TERM PENSIONS                                           0
  LONG TERM OTHER                                              0
  DEFERRED FEDERAL INCOME TAX                                  0
                                                     ------------
     TOTAL LONG TERM LIABILITIES                           4,656
                                                     ------------

  MINORITY INTEREST                                            0
                                                     ------------
  PREFERRED STOCK                                              0
                                                     ------------

  SFAS #87 ADJUSTMENT                                          0
  COMMON STOCK                                                 0
  OTHER CAPITAL                                                0
  INVESTMENT EQUITY                                            0
  RETAINED EARNINGS                                       11,129
   LESS TREASURY STOCK                                         0
                                                     ------------
     TOTAL EQUITY                                         11,129
                                                     ------------

TOTAL LIABILITIES & EQUITY                               $29,318
                                                     ============

                            ENGINEERED WIRE PRODUCTS
                             STATEMENT OF CASH FLOWS
                       FOR THE PERIOD ENDED JULY 31, 2004

                                 (IN THOUSANDS)


CASH FLOWS FROM OPERATING ACTIVITIES:
 NET INCOME                                                     $3,349

    PROVISION FOR DEPRECIATION                                     609
    (GAIN) LOSS ON SALE OF ASSETS                                    0
    PROVISION FOR BAD DEBT ALLOWANCE                                35
    PROV. FOR INVENT. RESERVES (EXCLUDING LIFO)                      0
    PROVISION FOR LIFO RESERVE                                       0
    CHANGE IN ASSETS AND LIABILITIES:
     (INCREASE) DECREASE ACCTS. & NOTES REC.                    (5,246)
     (INCREASE) DECREASE INVENTORY                              (7,517)
     (INCREASE) DECREASE PREPAID EXPENSES                        3,379
     (INCREASE) DECREASE OTHER ASSETS                                0
     INCREASE (DECREASE) ACCTS PAY.                                 71
     INCREASE (DECREASE) ACCRUED PENSIONS                          130
     INCREASE (DECREASE) DEFERRED TAXES                              0
     INCREASE (DECREASE) OPEB LIABILITIES                            0
     INCREASE (DECREASE) OTHER LIABILITIES                         972
     (INCREASE) DECREASE INTERCO ACCT. REC                           0
     INCREASE (DECREASE) INTERCO ACCTS PAY.                      1,987
                                                            -----------

 NET ADJUSTMENTS                                                (5,580)
                                                            -----------

 NET CASH PROVIDED (USED) BY OPERATIONS                         (2,231)
                                                            -----------

   CASH FLOW FROM INVESTING ACTIVITIES:
     PROCEEDS FROM SALE OF PP & E                                    0
     CAPITAL EXPENDITURES                                         (115)
     INTERCO PP&E TRANSFERS NET                                      0
                                                            -----------

 NET CASH PROVIDED (USED) BY INVESTING ACTIVITIES                 (115)
                                                            -----------

 CASH FLOW FROM FINANCING ACTIVITIES:
    REVOLVING CREDIT FACILITY, NET                               1,579
    REPAYMENTS OF OTHER DEBT                                      (809)
    PROCEEDS OF OTHER DEBT                                       6,776
    INCREASE (DECREASE) KCI LOAN                                (5,372)
    PROCEEDS FROM ISSUANCE OF COMMON STOCK                           0
    DIVIDENDS PAID                                                   0
                                                            -----------

 NET CASH PROVIDED (USED) BY FINANCING ACTIVITIES                2,174
                                                            -----------


 NET INCREASE (DECREASE) IN CASH                                  (172)

 CASH AT BEGINNING OF PERIOD                                       271
                                                            -----------


 CASH AT END OF PERIOD                                             $99
                                                            ===========